SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2003

                   Bank of America Mortgage Securities, Inc.

                                  (Depositor)

North Carolina                333-56234-07                  13-4186197/6198
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St.                                            28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                   Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates
                              Series 2001-c Trust

On May 25, 2003, The Bank of New York, as Trustee for Mortgage Pass-Through Certificates made a monthly distribution of principal and/or interest to the Holders of the Series 2001-c Trust. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 2001 by and among Bank of America Mortgage Securities, Inc. as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Series 2001-c Trust relating to the Distribution Date of May 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2003


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of Series 2001-c Trust relating to the Distribution Date of May 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated May 25, 2003


                             Payment Date: 05/25/03


          ------------------------------------------------------------
                       Mortgage Pass-Through Certificates
                              Series 2001-c Trust
                         Bank of America, NA, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1                  0.00    4.958000%             0.00          0.00            0.00       0.00       0.00
                        A2                  0.00    5.601000%             0.00          0.00            0.00       0.00       0.00
                        A3                  0.00    5.983000%             0.00          0.00            0.00       0.00       0.00
                        A4         79,459,119.92    6.097000%    10,548,824.51    403,718.55   10,952,543.05       0.00       0.00
                        A5         15,150,740.66    5.953000%     2,011,380.25     75,160.30    2,086,540.55       0.00       0.00
                        A6         15,150,740.66    6.189317%     2,011,380.25     78,143.95    2,089,524.20       0.00       0.00
                        A7                  0.00    6.189317%             0.00          0.00            0.00       0.00       0.00
                        AIO       125,129,536.71    0.087236%             0.00      9,096.53        9,096.53       0.00       0.00
Residual                AR                  0.00    6.189317%             0.00          0.00            0.00       0.00       0.00
                        ALR                 0.00    6.189317%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          7,937,037.62    6.189317%       496,830.99     40,937.37      537,768.36       0.00       0.00
                        B2          2,622,779.61    6.189317%       164,176.89     13,527.68      177,704.57       0.00       0.00
                        B3          1,530,003.29    6.189317%        95,772.89      7,891.40      103,664.29       0.00       0.00
                        B4          1,311,680.90    6.189317%        82,106.67      6,765.34       88,872.01       0.00       0.00
                        B5            874,453.94    6.189317%        54,737.78      4,510.23       59,248.01       0.00       0.00
                        B6          1,092,980.11    6.189317%        68,416.76      5,637.33       74,054.09       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        125,129,536.71     -           15,533,626.98    645,388.75   16,179,015.73     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2                  0.00              0.00
                                A3                  0.00              0.00
                                A4         68,910,295.42              0.00
                                A5         13,139,360.41              0.00
                                A6         13,139,360.41              0.00
                                A7                  0.00              0.00
                                AIO       109,595,909.73              0.00
Residual                        AR                  0.00              0.00
                                ALR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          7,440,206.63              0.00
                                B2          2,458,602.72              0.00
                                B3          1,434,230.40              0.00
                                B4          1,229,574.23              0.00
                                B5            819,716.16              0.00
                                B6          1,024,563.35              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        109,595,909.73     -
--------------------------------------------------------------------------------

                             Payment Date: 05/25/03


          ------------------------------------------------------------
                       Mortgage Pass-Through Certificates
                              Series 2001-c Trust
                         Bank of America, NA, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1              0.00     4.958000% 060506M25     0.000000      0.000000      0.000000
                           A2              0.00     5.601000% 060506M33     0.000000      0.000000      0.000000
                           A3              0.00     5.983000% 060506M41     0.000000      0.000000      0.000000
                           A4     79,459,119.92     6.097000% 060506M58    64.710760      2.476573    422.723648
                           A5     15,150,740.66     5.953000% 060506M66    20.113802      0.751603    131.393604
                           A6     15,150,740.66     6.189317% 060506M74    20.113802      0.781440    131.393604
                           A7              0.00     6.189317% 060506M82     0.000000      0.000000      0.000000
                           AIO   125,129,536.71     0.087236% 060506M90     0.000000      0.012115    145.961396
Residual                   AR              0.00     6.189317% 060506N24     0.000000      0.000000      0.000000
                           ALR             0.00     6.189317% 060506N32     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      7,937,037.62     6.189317% 060506N40    36.443262      3.002815    545.749771
                           B2      2,622,779.61     6.189317% 060506N57    36.443262      3.002815    545.749771
                           B3      1,530,003.29     6.189317% 060506N65    36.443262      3.002815    545.749771
                           B4      1,311,680.90     6.189317% 060506N73    36.443262      3.002815    545.749771
                           B5        874,453.94     6.189317% 060506N81    36.443262      3.002815    545.749771
                           B6      1,092,980.11     6.189317% 060506N99    36.443271      3.002815    545.749913
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     125,129,536.71       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       Mortgage Pass-Through Certificates
                              Series 2001-c Trust
                         Bank of America, NA, Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       109,595,909.28   109,595,909.28
Loan count                    247              247
Avg loan rate           6.785317%             6.79
Prepay amount       15,401,905.23    15,401,905.23

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        39,014.32        39,014.32
Sub servicer fees            0.00             0.00
Trustee fees               208.55           208.55


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard       2,297,188.15     2,297,188.15


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           88.397210%           100.000000%            109,760,601.24
   -----------------------------------------------------------------------------
   Junior           11.602790%             0.000000%             14,406,893.49
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 1,745,318.52
60 to 89 days                           1                   375,549.30
90 or more                              2                 1,118,901.95
Foreclosure                             0                         0.00

Totals:                                 7                 3,239,769.77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           16,179,015.73         16,179,015.73
Principal remittance amount           15,533,626.98         15,533,626.98
Interest remittance amount               645,388.75            645,388.75